Oppenheimer Moderate Investor Fund
NSAR Exhibit - Item 77Q1

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of September 14, 2012, by and between Oppenheimer Transition 2025 Fund (the “Target Fund”), a Massachusetts business trust and Oppenheimer Portfolio Series, a Massachusetts business trust (the “Trust”), on behalf of its series Moderate Investor Fund (“Acquiring Fund”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.           The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class N and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders all of Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when such suspension or postponement has ceased; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in exchange for the assets of Target Fund in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance.  Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.           Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund.  Promptly after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax bases thereof.

7.           Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund.  Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date.  Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.           Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document.  Target Fund and Acquiring Fund will bear the cost of their respective tax opinion as provided in Sections 9.F and 10.D.  Any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by Target Fund and Acquiring Fund, respectively, in the amounts so incurred by each.

9.           The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Massachusetts law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.           On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.           A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.           On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.           Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 10.D of the Agreement.

G.           Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.           The obligations of Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

B.           Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Trust on behalf of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           Target Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the Reorganization will be as follows:

(i)           The transfer by Target Fund of all of its assets to Acquiring Fund solely in exchange for voting shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, the distribution of the shares of Acquiring Fund received by Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

(ii)           Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(iii)           Under section 354 of the Code, the shareholders of Target Fund will not recognize any gain or loss on the exchange of their shares of Target Fund for shares of Acquiring Fund in the Reorganization;

(iv)           Under sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities by Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of Acquiring Fund in the Reorganization;

(v)           Under section 1032 of the Code, Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities in the Reorganization;

(vi)           Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

(vii)           Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

(viii)           Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

(ix)           Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

E.           A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           Target Fund shall have received the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.           Target Fund hereby represents and warrants that:

A.           The audited financial statements of Target Fund as of February 29, 2012 and unaudited financial statements as of August 31, 2011 heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 29, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.           Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.           Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

H.           Target Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year;

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws; and

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.           On behalf of Acquiring Fund, the Trust hereby represents and warrants that:

A.           The audited financial statements as of January 31, 2012 and unaudited financial statements as of July 31, 2012 of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 31, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.           Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.           Acquiring Fund is a series of the Trust, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.           All federal and other tax returns and reports of Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.           Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.           The Agreement has been validly authorized, executed and delivered by the Trust on behalf of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.           Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.  Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.           Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

15.           The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.           The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.           All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.          The Trust on behalf of the Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property.  The Trust on behalf of the Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.  The Target Fund understands that the obligations of the Trust on behalf of the Acquiring Fund under the Agreement are not binding upon any Trustee or shareholder of the Trust on behalf of the Acquiring Fund personally, but bind only upon the Trust on behalf of the Acquiring Fund, and the Trust on behalf of the Acquiring Fund’s property.  The Target Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust on behalf of the Acquiring Fund disclaiming shareholder and trustee liability for acts or obligations of the Trust on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER TRANSITION 2025 FUND

By:	/s/ Randy Legg
Randy Legg
Assistant Secretary

OPPENHEIMER PORTFOLIO SERIES, on behalf of MODERATE INVESTOR FUND

By:	/s/ Randy Legg
Randy Legg
Assistant Secretary

A-

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of September 14, 2012, by and between Oppenheimer Transition 2020 Fund (the “Target Fund”), a Massachusetts business trust and Oppenheimer Portfolio Series, a Massachusetts business trust (the “Trust”), on behalf of its series Moderate Investor Fund (“Acquiring Fund”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.           The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class N and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders all of Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when such suspension or postponement has ceased; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in exchange for the assets of Target Fund in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance.  Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.           Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund.  Promptly after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax bases thereof.

7.           Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund.  Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date.  Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.           Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document.  Target Fund and Acquiring Fund will bear the cost of their respective tax opinion as provided in Sections 9.F and 10.D.  Any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by Target Fund and Acquiring Fund, respectively, in the amounts so incurred by each.

9.           The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Massachusetts law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.           On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.           A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.           On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.           Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 10.D of the Agreement.

G.           Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.           The obligations of Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

B.           Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Trust on behalf of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           Target Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the Reorganization will be as follows:

(i)           The transfer by Target Fund of all of its assets to Acquiring Fund solely in exchange for voting shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, the distribution of the shares of Acquiring Fund received by Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

(ii)           Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(iii)           Under section 354 of the Code, the shareholders of Target Fund will not recognize any gain or loss on the exchange of their shares of Target Fund for shares of Acquiring Fund in the Reorganization;

(iv)           Under sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities by Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of Acquiring Fund in the Reorganization;

(v)           Under section 1032 of the Code, Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities in the Reorganization;

(vi)           Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

(vii)           Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

(viii)           Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

(ix)           Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

E.           A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           Target Fund shall have received the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.           Target Fund hereby represents and warrants that:

A.           The audited financial statements of Target Fund as of February 29, 2012 and unaudited financial statements as of August 31, 2011 heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 29, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.           Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.           Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

H.           Target Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year;

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws; and

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.           On behalf of Acquiring Fund, the Trust hereby represents and warrants that:

A.           The audited financial statements as of January 31, 2012 and unaudited financial statements as of July 31, 2012 of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 31, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.           Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.           Acquiring Fund is a series of the Trust, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.           All federal and other tax returns and reports of Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.           Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.           The Agreement has been validly authorized, executed and delivered by the Trust on behalf of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.           Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.  Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.           Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

15.           The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.           The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.           All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.          The Trust on behalf of the Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property.  The Trust on behalf of the Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.  The Target Fund understands that the obligations of the Trust on behalf of the Acquiring Fund under the Agreement are not binding upon any Trustee or shareholder of the Trust on behalf of the Acquiring Fund personally, but bind only upon the Trust on behalf of the Acquiring Fund, and the Trust on behalf of the Acquiring Fund’s property.  The Target Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust on behalf of the Acquiring Fund disclaiming shareholder and trustee liability for acts or obligations of the Trust on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER TRANSITION 2020 FUND

By:	/s/ Arthur S. Gabinet
Arthur S. Gabinet
Secretary

OPPENHEIMER PORTFOLIO SERIES, on behalf of MODERATE INVESTOR FUND

By:	/s/ Arthur S. Gabinet
Arthur S. Gabinet
Secretary

A-

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of September 14, 2012, by and between Oppenheimer Transition 2015 Fund (the “Target Fund”), a Massachusetts business trust and Oppenheimer Portfolio Series, a Massachusetts business trust (the “Trust”), on behalf of its series Moderate Investor Fund (“Acquiring Fund”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.           The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class N and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders all of Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when such suspension or postponement has ceased; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in exchange for the assets of Target Fund in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance.  Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.           Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund.  Promptly after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax bases thereof.

7.           Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund.  Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date.  Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.           Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document.  Target Fund and Acquiring Fund will bear the cost of their respective tax opinion as provided in Sections 9.F and 10.D.  Any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by Target Fund and Acquiring Fund, respectively, in the amounts so incurred by each.

9.           The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Massachusetts law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.           On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.           A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.           On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.           Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 10.D of the Agreement.

G.           Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.           The obligations of Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

B.           Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Trust on behalf of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           Target Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the Reorganization will be as follows:

(i)           The transfer by Target Fund of all of its assets to Acquiring Fund solely in exchange for voting shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, the distribution of the shares of Acquiring Fund received by Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

(ii)           Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(iii)           Under section 354 of the Code, the shareholders of Target Fund will not recognize any gain or loss on the exchange of their shares of Target Fund for shares of Acquiring Fund in the Reorganization;

(iv)           Under sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities by Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of Acquiring Fund in the Reorganization;

(v)           Under section 1032 of the Code, Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities in the Reorganization;

(vi)           Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

(vii)           Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

(viii)           Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

(ix)           Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

E.           A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           Target Fund shall have received the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.           Target Fund hereby represents and warrants that:

A.           The audited financial statements of Target Fund as of February 29, 2012 and unaudited financial statements as of August 31, 2011 heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 29, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.           Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.           Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

H.           Target Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year;

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws; and

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.           On behalf of Acquiring Fund, the Trust hereby represents and warrants that:

A.           The audited financial statements as of January 31, 2012 and unaudited financial statements as of July 31, 2012 of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 31, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.           Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.           Acquiring Fund is a series of the Trust, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.           All federal and other tax returns and reports of Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.           Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.           The Agreement has been validly authorized, executed and delivered by the Trust on behalf of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.           Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.  Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.           Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

15.           The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.           The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.           All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.          The Trust on behalf of the Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property.  The Trust on behalf of the Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.  The Target Fund understands that the obligations of the Trust on behalf of the Acquiring Fund under the Agreement are not binding upon any Trustee or shareholder of the Trust on behalf of the Acquiring Fund personally, but bind only upon the Trust on behalf of the Acquiring Fund, and the Trust on behalf of the Acquiring Fund’s property.  The Target Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust on behalf of the Acquiring Fund disclaiming shareholder and trustee liability for acts or obligations of the Trust on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER TRANSITION 2015 FUND

By:	/s/ Arthur S. Gabinet
Arthur S. Gabinet
Secretary

OPPENHEIMER PORTFOLIO SERIES, on behalf of MODERATE INVESTOR FUND

By:	/s/ Arthur S. Gabinet
Arthur S. Gabinet
Secretary

A-